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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 2 to the Registration Statement No. 333-93235 of Bolt, Inc. on Form S-1 of our report dated January 28, 2000 (February 29, 2000, as to Note 16), appearing in the Prospectus, which is part of such Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


Deloitte & Touche LLP


New York, NY
March 2, 2000